                                                                    EXHIBIT 32.1

                                  CERTIFICATION

Pursuant to 18 U.S.C. Section1350, the undersigned officer of ING Insurance Company of America (the "Company") hereby certifies that, to the officer's knowledge, the Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13 or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date   March 25, 2004                    By  /s/ David A. Wheat
       --------------                        ------------------
                                             David A. Wheat
                                             Director, Senior Vice President and
                                               Chief Financial Officer

                                       55